       LEGG MASON
       -------------------------------------------------------------------------
       OPPORTUNITY TRUST

                 ---------------------------------------------------------------
                                      QUARTERLY REPORT TO SHAREHOLDERS
                                      September 30, 2002
                                      Institutional Class
                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with the quarterly report for your Fund, the Legg Mason Opportunity Trust. The Institutional Class of the Fund commenced operations on June 26, 2000; at this writing the Fund has about $1.4 billion in net assets. As of September 30, 2002, the net asset value of the Institutional Class of shares was $7.00.

  The following table summarizes key statistics for the Institutional Class of shares, as well as several market indices for periods ended September 30, 2002:

                                    Cumulative Total Return(A)
                                 ---------------------------------
                                                         Since
                                 3 Months   1 Year    Inception(B)
                                 --------   -------   ------------
Opportunity Trust                -18.13%    -11.91%    -30.33%
Dow Jones Industrial Average(C)  -17.45%    -12.52%    -24.45%
S&P 500 Stock Composite
  Index(D)                       -17.28%    -20.49%    -42.22%
Value Line Index(E)              -24.58%    -21.35%    -40.01%

  As always, we appreciate your support and welcome your comments.

                                          Sincerely,

                                          /s/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

October 25, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) The Fund's Institutional Class inception date is June 26, 2000. Index returns are for periods beginning June 30, 2000.

(C) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(D) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(E) Comprised of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock covering both large- and small- capitalization companies.

Portfolio Manager's Comments

Third Quarter 2002

Legg Mason Opportunity Trust

  The bear market that I think ended on October 9 not only was the longest of the post-war period, and the deepest measured from peak to trough, it was unique in the amount of value destroyed. Over $8 trillion of wealth evaporated from the high in March 2000, representing about 85% of current year GDP. This is roughly equal to that from 1929 to 1932, and much greater than the value destruction in the '73-74 bear market, which amounted to about 50% of GDP.

  There are a lot of reasons to believe that better days lie ahead:

  - We just finished September, seasonally the weakest month of the year.

  - Markets have often bottomed in September or October.

  - The decline of 49% from peak to trough was equal in magnitude and 50% longer in duration than any bear market in 60 years.

  - At the end of September only 25% of the stocks were trading above their 200 day moving average, typical of bottoms.

  - During the third quarter none of the industries in the S&P 500 showed a gain, perhaps not surprising since 92% of the stocks in the market declined in the quarter!

  - "Investors," reacting instead of anticipating, redeemed their equity funds in larger amounts than ever before.

  - Treasury yields are so low as to provide no competition for stocks, or for corporate bonds for that matter.

  - The Fed remains accommodative and the money supply has begun to rise, usually a sign that the market will improve.

  - Companies used September to issue profit warnings, putting further pressure on stocks. Now as earnings start to be reported, most companies are exceeding lowered expectations, providing a reason for investors to buy.

  - There will be little new information about earnings outlooks until early next year, and portfolio managers will want to be positioned for what is likely to be the first up year in four.

  - Most important, valuations of individual securities reached levels in early October that made investing (if not trading) safe, in my opinion.

  There are lots of things bulls can cite about why things are going to be better, but then, bulls can always do that. Objective investors need to think about what can go wrong as well as right.

  The market has been doing that for us, as lower prices reflected the fears of investors about a wide variety of actual and possible problems. Thinking about that, I recalled that it was just about a year ago that David Lewis died. Unless you are an academic philosopher or a serious student of the obituary columns, you probably missed his passing. Lewis was a philosopher of great distinction at Princeton who wrote a book called On the Plurality of Worlds. In it he argues that all possible worlds exist in the same sense that this world does. This astonishing claim could keep you mesmerized for quite some time if you understand what it means. One of his arguments for it is that if true, it solves lots of philosophical problems, while acknowledging that an argument against it is that it is so bizarre, at least by the standard of common sense.

  One of the things capital markets do is consider possible worlds. The level and direction of prices reflect the markets' assessment of the probabilities of possible worlds becoming actual. In one world, the economy continues the 3% to 4% growth of the third quarter. In another, consumers stop spending, car sales collapse, home prices level off (or decline), and the economy turns down. In another, we move to outright deflation, like Japan. In another, the Fed cuts rates 50 basis points(A) and everything is fine. In another, rates are cut and everything is not fine. And so on. There are advocates for many of these views. Investors consider the risks and rewards and allocate their money accordingly.

  When investors consider the probabilities of the various outcomes, mostly they think about the past. When the Fed began to cut rates in response to a weakening economy, most investors thought about the path the market historically took when that happened. They observed that the economy and the market usually moved higher in

---------------
(A) 100 basis points = 1%.

response to rate cuts. Consumers bought more because the cost of financing fell, the dollar declined and exports picked up, further stimulating production, and the stock market rose due both to the falling cost of capital as rates fell, and also to the expectation of higher profits when the economy recovered. That was the usual cyclical pattern. This time it did not hold.

  The Fed has cut rates eleven times and the economy is still struggling. The rate cuts worked in one sense. Because the Fed was early in anticipating the difficulties we are facing (actually, the Fed follows the rate markets, which were early), housing and autos, the two most rate-sensitive parts of the economy, did not lead us into recession. They thus could not lead us out. Both sectors have been, and remain, solid; but they are not, and should not be, expected to improve from current levels.

  Government spending has moved higher, due to the terrorist threat, and to a weak economy. This is providing some fillip to demand. It is surprising, even astonishing, that some members of Congress are critical of the resulting budget deficits, even though the economy is laboring. There may be many reasons to criticize the President's tax cut, but that it creates deficits at a cyclically low point in the economy is not one of them.

  The problem for the economy is business investment, which is depressed. It is depressed because of the Internet and tech bubble of the late '90s, which led to an explosion of mostly wasted investment in capacity and which now has to be absorbed. For the first time in twenty years, American corporations are spending less on capital expenditures than the run rate of depreciation. This is remarkable and worth a thought.

  Depreciation is the amount which (theoretically) one has to spend to maintain the value of a capital (income-producing) asset. If you spend less than this, your ability to produce income (theoretically) declines. Growth requires spending in excess of depreciation -- that is just the logic of industrial enterprise.

  When a capital spending boom occurs, the accounting conventions can lead investors to over-estimate profits and growth, setting the stage for disappointment. That is part of what happened in the late 1990s. If a telecom equipment company, for example, sells some gear, the buyer capitalizes the cost and it does not show as a deduction from income. The seller, though, includes all the revenue from the sale in that year's sales and profit calculations. The result is higher reported income on both sides of the transaction.

  When business spending falls in the aggregate to below depreciation, that is both a source of cash to companies and source of worry to investors. It means that businesses are not spending enough to maintain the ability of their assets to produce income. Put somewhat differently, if sustained it means that the economy will decline on a long-term basis, that American business is in liquidation.

  That is one possible world, but when it gets priced into the stock market it is one I am willing to bet against. The market has had three periods of extreme pessimism in this long bear market: the week after the terrorist attacks of September 11, the week encompassing July 23, and the low reached on October 9. All three were comparable to the levels reached on the S&P 500, although other indices fell to below their previous lows.

  A difference with the October 9 low was that many areas that had previously held up well fell apart in the third quarter, including housing stocks, other consumer names, and categories such as small-cap value. There was no place to hide, except perhaps in "risk-less" Treasuries.

  The table below shows the returns of 10-year Treasuries versus the S&P 500 from the beginning of 2000 through the third quarter. It is no wonder we saw record redemptions of stock funds and record buying of Treasuries. Behavioral extremes, usually emotionally driven, are always a good source of investment opportunities. When the activity is so extreme on one side, the profits are typically found on the other.

                                              $1.00 INVESTED                                  $1.00 INVESTED
                                  S&P 500         WOULD              10-YEAR TREASURY             WOULD
            PERIOD              TOTAL RETURN      BE ...               TOTAL RETURN               BE ...
------------------------------------------------------------------------------------------------------------
Dec. 31, 1999 - Sept. 30, 2002     -42.4%         $0.58                   38.3%                   $1.38
                                                              (interest reinvested at 4.5%)
Mar. 31, 2002 - Oct. 9, 2002       -31.7%         $0.68                   17.7%                   $1.18
                                                              (interest reinvested at 3.54%)

  The rally we have had off the third, and let's say final, bottom, has been the strongest in 70 years. It has exceeded the explosive move off the bottom in 1982, the move recovering from the Crash of '87, and those off the 1990 recession and the 1998 Long Term Capital panic.

  In the short run, the market has become hyper-efficient, eliminating almost any possibility of reacting to news and profiting. When IBM reported results that did not confirm investors' fears, the stock rallied 10% in one day: 10% for one of the biggest companies in the market! When Sears surprised the market with bad news, it fell over 30% to a multi-year low. By the time the news hits, it is too late to act.

  Hyper-efficiency is bad news for traders but good news for investors, as it offers the opportunity for time arbitrage. Unsustainable levels of short-term pessimism or optimism can be exploited, if they can be recognized.

  Since the peak in 2000, the market has consistently penalized risk taking. Treasuries have performed the best, and stocks the worst. In the stock market, the safer the company, the better it has done. The collapse of what were thought to be safe, investment grade credits such as WorldCom, Enron, Tyco, El Paso, and many others has resulted in the bond rating agencies using market-based pricing as an input to their ratings. This has reduced the diversity in the bond market, and has injected a feedback mechanism that exaggerates trends. If a company's bond prices fall, that is now taken as evidence it should be downgraded, leading to further declines.

  The result is that the corporate bond market has become equitized, in the sense that its volatility now resembles that of equities. Historic spread analysis, and classic credit analysis, are insufficient tools to enable bond investors to cope with the new realities.

  The exceptional volatility of bonds has fed back into stocks. Since stocks are riskier than bonds, if the risk of bonds increases sharply, then stock prices will likewise get more volatile. We saw this in the third quarter, when the number of moves of greater than 2% in the stock market was more in that 90-day period than in the years 1992 to 1996. So far in October, 64% of the days have had moves of greater than 2%!

  The perception of risk in capital markets is almost always inversely proportional to the reality of risk. If it were always that way you could safely bet the other way and win. It is the occasional wipe-out like Enron where the apparent risk equates to the real risk that deters people from betting against the crowd, that and the fact that in the very short run the crowd typically has the trend in its favor, reinforcing its beliefs.

  In early 2000 the perception, reinforced by several years of high returns in stocks, was that stocks were safe and a good place to put your money. A Gallup poll indicated two-thirds of those polled would put new money into stocks. The most recent poll now shows that two-thirds of those polled would not put new money into stocks, since they are evidently not safe, the evidence being several years of losses.

  Treasury yields recently hit a 44-year low, as stocks headed for their third straight year of losses, something not seen in over 60 years. Since spring, bonds and stocks have moved in the opposite direction over 90% of the time. Since the end of March, investors are down over 30% in stocks, while earning over 17% in the safest of investments, Treasury bonds. It is hardly surprising that money is flowing out of stock funds and into Treasuries.

  As this year winds down, and investors think about the probabilities, the perception may remain that the risks of stocks are high, and the risks of Treasuries are low. That is one possible world. The actual world is likely to be different.

                                          Bill Miller, CFA

October 28, 2002

DJIA 8368.04

Performance Information

Legg Mason Opportunity Trust

Total Returns for One Year and Life of Class, as of September 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Fund has two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  Total returns for the Fund as of September 30, 2002, were as follows:

Average Annual Total Return
  Institutional Class:
    One Year                   -11.91%
    Life of Class(A)           -14.76%

Cumulative Total Return
  Institutional Class:
    One Year                   -11.91%
    Life of Class(A)           -30.33%

---------------
(A) Inception date of the Institutional Class is June 26, 2000.

SELECTED PORTFOLIO PERFORMANCE(A)

 Stronger performers for the 3rd quarter 2002(B)
--------------------------------------------------
 1.  Level 3 Communications, Inc.,
       9.125%, due 5/1/08                  +52.9%
 2.  Level 3 Communications, Inc.          +31.9%
 3.  Tyco International Ltd.                +4.5%
 4.  Symantec Corporation                   +2.4%
 5.  Amazon.com, Inc., Cv., 4.75%, due
       2/1/09                               +0.4%

  Weaker performers for the 3rd quarter 2002(B)
--------------------------------------------------
 1.  AmeriCredit Corp.                     -71.2%
 2.  The AES Corporation                   -53.7%
 3.  Gemstar-TV Guide International,
       Inc.                                -53.3%
 4.  TALK America Holdings, Inc.           -43.8%
 5.  Computer Associates International,
       Inc.                                -39.6%

PORTFOLIO CHANGES

    Securities added during the 3rd quarter 2002
----------------------------------------------------
CIT Group Inc.
Level 3 Communications, Inc., Cv., 9%, due
  7/15/12

    Securities sold during the 3rd quarter 2002
----------------------------------------------------
Conseco, Inc.
Dynegy Inc.
Enterasys Networks, Inc.
Flextronics International Ltd.
Riverstone Networks, Inc.
The Williams Companies, Inc.
Viad Corp

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(B) Securities held for the entire quarter.

Portfolio of Investments

September 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 80.5%

Consumer Discretionary -- 12.7%
  Hotels, Restaurants and Leisure -- 1.1%
  Pinnacle Entertainment, Inc.                                    1,780                    $   13,083(A,B)
                                                                                           ----------
  Internet and Catalog Retail -- 7.9%
  Amazon.com, Inc.                                                6,100                        97,173(A)
                                                                                           ----------
  Media -- 0.6%
  Gemstar-TV Guide International, Inc.                            2,948                         7,429(A)
                                                                                           ----------
  Specialty Retail -- 3.1%
  Abercrombie & Fitch Co.                                         1,980                        38,946(A)
                                                                                           ----------
Consumer Staples -- 3.0%
  Beverages -- 3.0%
  Cott Corporation                                                2,460                        37,269(A)
                                                                                           ----------
Energy -- 3.2%
  Oil and Gas -- 3.2%
  Devon Energy Corporation                                          830                        40,048
                                                                                           ----------
Financials -- 14.9%
  Banks -- 2.2%
  Washington Mutual, Inc.                                           850                        26,749
                                                                                           ----------
  Diversified Financials -- 9.9%
  AmeriCredit Corp.                                               5,880                        47,452(A)
  CIT Group Inc.                                                  1,480                        26,610(A)
  Providian Financial Corporation                                10,000                        49,000(A)
                                                                                           ----------
                                                                                              123,062
                                                                                           ----------
  Insurance -- 2.8%
  UnumProvident Corporation                                       1,680                        34,188
                                                                                           ----------
Health Care -- 4.7%
  Health Care Distributors and Services -- 4.7%
  Omnicare, Inc.                                                  1,700                        35,904
  Oxford Health Plans, Inc.                                         580                        22,585(A)
                                                                                           ----------
                                                                                               58,489
                                                                                           ----------
Industrials -- 13.2%
  Commercial Services and Supplies -- 3.6%
  Republic Services, Inc.                                         2,359                        44,349(A)
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Industrials -- Continued
  Industrial Conglomerates -- 6.7%
  Tyco International Ltd.                                         5,900                    $   83,190
                                                                                           ----------
  Machinery -- 2.9%
  Pentair, Inc.                                                     980                        36,427
                                                                                           ----------
Information Technology -- 16.1%
  Communications Equipment -- 1.5%
  Research In Motion Limited                                      2,000                        18,840(A)
                                                                                           ----------
  Computers and Peripherals -- 1.9%
  Gateway, Inc.                                                   7,930                        23,552(A)
                                                                                           ----------
  Internet Software and Services -- 3.7%
  eSpeed, Inc.                                                    1,969                        20,005(A,B)
  VeriSign, Inc.                                                  4,980                        25,149(A)
                                                                                           ----------
                                                                                               45,154
                                                                                           ----------
  IT Consulting and Services -- 5.8%
  Acxiom Corporation                                              3,130                        44,384(A)
  Unisys Corporation                                              3,980                        27,860(A)
                                                                                           ----------
                                                                                               72,244
                                                                                           ----------
  Software -- 3.2%
  Computer Associates International, Inc.                         1,950                        18,720
  Symantec Corporation                                              600                        20,202(A)
                                                                                           ----------
                                                                                               38,922
                                                                                           ----------
Miscellaneous -- 1.7%
  Davis Partners Fund I LLP                                       2,895                         2,895(C)
  Hygrove Capital Fund                                           10,000                         9,211(D)
  Omega Capital Partners Limited                                 10,000                         8,404(E)
                                                                                           ----------
                                                                                               20,510
                                                                                           ----------
Telecommunication Services -- 9.6%
  Diversified Telecommunication Services -- 9.6%
  Broadwing Inc.                                                 14,944                        29,589(A,B)
  Level 3 Communications, Inc.                                   19,700                        76,633(A)
  TALK America Holdings, Inc.                                     5,550                        12,876(A,B)
                                                                                           ----------
                                                                                              119,098
                                                                                           ----------
Utilities -- 1.4%
  Electric Utilities -- 1.4%
  The AES Corporation                                             7,000                        17,570(A)
                                                                                           ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,416,156)                       996,292
-----------------------------------------------------------------------------------------------------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Preferred Stocks -- N.M.

Telecommunication Services -- N.M.
  Broadwing Inc., Cv., 6.7%                                          20                    $      226(B)
                                                                                           ----------
Total Preferred Stocks (Identified Cost -- $357)                                                  226
-----------------------------------------------------------------------------------------------------
Corporate Bonds -- 20.0%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       $126,500                        82,067
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                         20,000                        12,975(F)
Level 3 Communications, Inc., 9.125%, due 5/1/08                150,000                        78,000
Level 3 Communications, Inc., Cv., 9%, due 7/15/12               50,000                        57,038
Providian Financial Corporation, Cv., 0%, due 2/15/21            17,000                         4,335(G)
TALK America Holdings, Inc., Cv., 12%, due 8/15/07               27,401                        13,016(B)
                                                                                           ----------
Total Corporate Bonds (Identified Cost -- $242,109)                                           247,431
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.5%

Goldman, Sachs & Company
  1.91%, dated 9/30/02, to be repurchased at $3,340 on
  10/1/02 (Collateral: $3,257 Fannie Mae mortgage-backed
  securities, 7%, due 2/1/30, value $3,420)                       3,339                         3,339
State Street Bank & Trust Company
  1.9%, dated 9/30/02, to be repurchased at $3,340 on
  10/1/02 (Collateral: $3,370 Fannie Mae notes, 3.25%, due
  1/23/04, value $3,407)                                          3,340                         3,340
                                                                                           ----------
Total Repurchase Agreements (Identified Cost -- $6,679)                                         6,679
-----------------------------------------------------------------------------------------------------
Total Investments -- 101.0% (Identified Cost -- $1,665,301)                                 1,250,628
Other Assets Less Liabilities -- (1.0)%                                                       (12,909)
                                                                                           ----------

NET ASSETS -- 100.0%                                                                       $1,237,719
                                                                                           ==========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                 $6.96
                                                                                           ==========
  INSTITUTIONAL CLASS                                                                           $7.00
                                                                                           ==========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2002, the total market value of Affiliated Companies was $88,795, and the identified cost was $193,258.

(C) Investment in a limited partnership organized under the laws of the State of Delaware. The Fund invested $15,000 in the partnership during November 2001. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors. In July 2002, the Davis Partners Fund completed a partial liquidation.

(D) Investment in a limited partnership organized under the laws of the State of Delaware. The Fund invested $10,000 in the partnership during May 2002. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(E) Investment in a limited partnership organized under the laws of the State of Delaware. The Fund invested $10,000 in the partnership during June 2002. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(F) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1% of net assets.

(G) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

N.M. -- Not meaningful.

                               Investment Adviser
                                 LMM, LLC
                                 Baltimore, MD

                               Board of Directors and Officers

                                 John F. Curley, Jr., Chairman
                                 Mark R. Fetting, President
                                 Richard G. Gilmore
                                 Arnold L. Lehman
                                 Dr. Jill E. McGovern
                                 Jennifer W. Murphy
                                 G. Peter O'Brien

                               Transfer and Shareholder Servicing Agent
                                 Boston Financial Data Services
                                 Boston, MA

                               Custodian
                                State Street Bank & Trust Company
                                Boston, MA

                               Counsel
                                Kirkpatrick & Lockhart LLP
                                Washington, DC

                               Independent Auditors
                                Ernst & Young LLP
                                Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

11/02